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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 21, 2004
(Date of earliest event reported)

SKYWEST, INC.
(Exact name of registrant as specified in its charter)

Utah (State or other jurisdiction of incorporation)	0-14719 (Commission File No.)	87-0292166 (IRS Employer Identification No.)
444 South River Road St. George, Utah 84790 (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (801) 634-3000

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits

  99.1
  Press Release Issued by SkyWest, Inc., dated April 21, 2004, entitled "SkyWest Announces First Quarter 2004 Earnings," together with related unaudited financial and operating highlights.

Item 12. Results of Operations and Financial Condition.

        On April 21, 2004, SkyWest, Inc. ("SkyWest") issued a press release announcing its financial results for the first quarter of 2004. The full text of SkyWest's press release, together with related unaudited financial and operating highlights, is furnished herewith as Exhibit 99.1.

        The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 12 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

        In addition to historical information, the following press release contains forward-looking statements. "The Company" may, from time-to-time, make written or oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements encompass the Company's beliefs, expectations, hopes or intentions regarding future events. Words such as "expects," "intends," "believes," "anticipates," "should," "likely" and similar expressions identify forward-looking statements. All forward-looking statements included in the following press release are made as of the date hereof and are based on information available to the Company as of such date. The Company assumes no obligation to update any forward-looking statement. Actual results will vary, and may vary materially, from those anticipated, estimated, projected or expected for a number of reasons, including, among others: developments associated with fluctuations in the economy and the demand for air travel; bankruptcy proceedings involving United Airlines, Inc.; ongoing negotiations between the Company and its major partners regarding their contractual relationships; variations in market and economic conditions; employee relations and labor costs; the degree and nature of competition; SkyWest's ability to expand services in new and existing markets and to maintain profit margins in the face of pricing pressures; and other unanticipated factors. Risk factors, cautionary statements and other conditions which could cause actual results to differ from the Company's current expectations are contained in the Company's filings with the Securities and Exchange Commission, including the section of the Company's Annual Report 10-K, as amended, entitled "Factors That May Affect Future Results."

SIGNATURES

        Pursuant to the requirements of the Exchange Act, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

SKYWEST, INC.
By:	/s/ BRADFORD R. RICH Bradford R. Rich, Executive Vice President, Chief Financial Officer and Treasurer

April 21, 2004

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release Issued by SkyWest, Inc., dated April 21, 2004, entitled "SkyWest Announces First Quarter 2004 Earnings," together with related unaudited financial and operational highlights.

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  Item 7. Financial Statements and Exhibits .
  Item 12. Results of Operations and Financial Condition .
SIGNATURES
EXHIBIT INDEX